UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-5037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA  91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2013

Item 1. Report to Stockholders.

BOSTON COMMON
INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
U.S. EQUITY FUND
(BCAMX)

SEMI-ANNUAL REPORT

March 31, 2013

Table of Contents

Shareholder Letter	1
Boston Common International Fund
Country Allocation	9
Schedule of Investments	10
Boston Common U.S. Equity Fund
Sector Allocation	16
Schedule of Investments	17
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Change in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	25
Expense Example	35
Additional Information	37

BOSTON COMMON FUNDS

Message from the Advisor

Dear Fellow Shareholders,

Investor sentiment has improved in the past six months. In the U.S., the markets have rallied through political gridlock and severe weather events, while European equity and bond markets have been relatively resilient in the face of renewed political and banking risks, principally recent elections in Italy and the bungled bailout in Cyprus. Japanese equities have rallied on abrupt policy changes following the election victory of the Liberal Democratic Party in late 2012.

The rising markets reflect positive macro developments, confidence in policy support, and low starting expectations. While the Eurozone economies have contracted slightly, Europe’s fiscal austerity is easing. At the same time, Europe’s stimulative monetary policy and relatively weak currency are counterbalancing historically high unemployment rates. In the U.S., economic growth has continued at a slow but steady pace, supported by an improving housing market and an accommodative Federal Reserve. The Bank of Japan’s decision to act aggressively against deflation has prompted positive market returns and a rapid depreciation in the Yen. In China, a once-in-a-decade leadership transition has coincided with a recovery in manufacturing activity.

The Boston Common Funds strive to integrate rigorous financial analysis with proprietary sustainability research to invest in enterprises that endeavor to create long-term social and economic value. Even after the market rally, international and U.S. stocks still look attractively valued to us given supportive monetary policy, modestly-easing fiscal austerity, and low expectations. Our long-term outlook remains positive, though near-term setbacks are possible following recent market strength.

Shareowner investments in the Boston Common Funds enable us to engage in a multi-faceted program to shape the future of our portfolio companies. As the current U.S. proxy season unfolds, shareowner activism is increasing on several fronts. We have pushed the U.S. Securities & Exchange Commission (“SEC”) for the decision to allow many previously-denied proxy resolutions to remain on the ballot. This season, Boston Common U.S. Equity shareholders took the lead on the discourse on topics involving risks from climate change and toxic waste recycling. Please refer to the next section for further discussion.

This report outlines the activity in the Funds over the past six months and presents our outlook for the coming quarters. We take this opportunity to thank our shareholders for partnering with us.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON FUNDS

Fund Shareholder Engagement

We conduct a multifaceted shareowner engagement program with portfolio companies on behalf of investors in the Boston Common Funds. Our engagements address Environmental, Social, and Governance (ESG) issues that we believe promote best practices and safeguard shareowner value.

Financial institutions contribute to climate change through their “financed emissions”, which are the greenhouse gas (GHG) emissions enabled through loans, investments, and financial services. Boston Common filed resolutions with two key bank holdings, PNC Financial and JPMorgan Chase, asking that they assess their exposure to climate change in their lending, investing, and financing activities. Investors holding $5.4 billion in PNC stock – 22.8% of votes cast – supported this request at PNC’s Annual Meeting. We were pleased to withdraw the resolution at JPMorgan Chase in light of demonstrated attention to climate change at the company. JPMorgan Chase is currently crafting a public environmental policy, and is becoming actively involved in developing a GHG risk management and accounting process.

Boston Common's proxy proposal to AT&T asked the company to adopt a comprehensive policy to address the environmental and health impacts from manufacturing and recycling lead batteries. Twenty-seven percent of shareholders supported the proposal. AT&T had petitioned the U.S. Securities & Exchange Commission (SEC) to avoid this vote, but the SEC sided with Boston Common. In response to the proposal, AT&T intends to adopt and publish a lead battery policy by year-end 2013.

On October 15, 2012, the five-year-long Emerging Markets Disclosure Project released its final report. Lessons Learned: The Emerging Markets Disclosure Project, 2008-2012 chronicles the initiative, which champions greater ESG transparency by emerging market companies in the four major markets of Brazil, Indonesia, South Africa, and South Korea. Boston Common co-chaired the Emerging Markets Disclosure Project, co-led the South Korea engagement team, and was a key sponsor and contributor to the final report. Find the full report at this URL: http://www.unpri.org/viewer/?file=wp-content/uploads/EMDP2012.pdf

Boston Common’s engagement with GlaxoSmithKline spans almost ten years, and has encompassed core issues such as access to healthcare, corporate governance, ethical marketing practices, political contribution disclosure, and sustainability reporting. In November 2012, GlaxoSmithKline chairman Sir Christopher Gent met with Boston Common regarding personnel changes and retraining to address off-label promotions that resulted in a $3 billion fraud settlement with the U.S. government. Despite this challenge, we continue to hold

BOSTON COMMON FUNDS

up GlaxoSmithKline as a thought leader on access to medicine and access to healthcare. For the third year in a row, GlaxoSmithKline ranks at the top of the Access to Medicine Index.

A growing body of evidence suggests that health and nutrition are important drivers of sales growth in the food and beverage sector. Boston Common serves on the Expert Group of the Access to Nutrition Index, which launched its Global Index 2013 Report in March. The report assesses the nutrition-related commitments, performance, and disclosure practices of twenty-five of the world’s largest food and beverage manufacturers, including Danone and Unilever, which are held in the Boston Common International Equity Fund. The report suggests that the world’s largest food and beverage manufacturers must do more to increase access to more affordable nutritious products and positively exercise their influence on consumer choice and behavior. More details are available at www.accesstonutrition.org.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Funds’ sustainability policy could cause them to perform differently compared to similar funds that do not have such a policy.  This policy may result in the Funds foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.  Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The S&P 500® Financials Index is comprised of those companies included in the S&P 500® that are classified as members of the GICS financials sector.

The S&P 500® Information Technology Index is comprised of those companies included in the S&P 500® that are classified as members of the GICS information technology sector.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends. It is widely recognized as a benchmark for measuring the performance of international

BOSTON COMMON FUNDS

value funds. The S&P 500® is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

The Access to Medicine Index gives insight into what the pharmaceutical industry is doing to improve the world’s access to medicine.

The Access to Nutrition Index evaluates food and beverage manufacturers on their policies, practices, and performance related to obesity and undernutrition.

You cannot invest directly in an index.

Price to Earnings Ratio (P/E) is the ratio of stock price to earnings.

Earnings Per Share Growth is not a forecast of the fund’s future performance.

EV/Sales is a valuation measure that compares the enterprise value of a company to the company’s sales.

The Securities and Exchange Commission (SEC) does not approve or disapprove of any firm’s business practice, selling methods, the class or type of securities offered, or any specific security.

Boston Common Asset Management, LLC is the advisor to the Funds which are distributed by Quasar Distributors, LLC.

BOSTON COMMON INTERNATIONAL FUND

Investment Review

Over the past six months, supportive monetary policy, modestly-easing fiscal austerity, and low expectations have boosted international markets. Although we think Europe remains in mild recession and Emerging Market economic growth is slowing, we expect global markets should continue to benefit from these recent trends. We believe International stocks still look attractively valued when compared to their 20-year earnings multiples.

Europe

European equity and bond markets have been relatively resilient in the face of renewed political and banking risks, principally recent elections in Italy and the bungled bailout in Cyprus. Improved indicators in Europe have buffered these potentially unsettling developments. Eurozone industrial production and retail sales have picked up considerably from the summer lows. The European Central Bank has instituted emergency lending facilities and has taken responsibility for regional banking oversight. Fiscal austerity is easing, as the peripheral Eurozone’s primary budget balances have improved. A more favorable market environment should contribute to an improving real economic outlook for the Eurozone, reinforcing higher asset values. However, the region still faces cyclical and structural challenges.

The Boston Common International Fund’s (the “International Fund”) European holdings are diversified by sector with an underweight in the Eurozone and in the UK offset by an overweight in Switzerland and Scandinavia. During the past six months, the International Fund purchased Dutch software developer Gemalto, the dominant provider of embedded security for smart phones and smart cards (bank cards, identity, and health). We believe it is reasonably valued for a secular growth opportunity in wireless services and mobile payments. We also added to economically-sensitive holdings in Europe where we see improving earnings prospects and attractive valuations.

Japan

Newly elected Prime Minister Shinzo Abe’s aggressive policy approach has delivered positive early returns. Under new leadership, the Bank of Japan announced it would increase its inflation target and dramatically expand its asset purchase program to help reverse the deflationary forces that have weighed on Japan’s economy for the past fifteen years. Since elements of the strategy became public six months ago, the Japanese equity market, as represented by MSCI Japan Index, has rallied over 40% and the Yen has depreciated by over 25% versus the U.S. Dollar. Japanese exporters are the primary beneficiaries of a weaker Yen, as Japanese goods become more competitive globally and overseas sales are translated into higher local currency values, potentially boosting profits. If rising corporate earnings and asset prices feed into higher salaries, then

BOSTON COMMON INTERNATIONAL FUND

employees may increase spending and provide a real boost to local businesses – the opposite of the deflationary feedback loop in Japan’s recent experience.

Easier monetary policy looks sensible considering Japan has the highest real interest rates (nominal interest rates less inflation) in the developed world. However, the Japanese market's appeal is constrained by its aging and shrinking labor force, high fiscal debt and deficits, relatively low profitability, and lackluster attention to shareholders' interests. Also, an equity market rally fueled by a depreciating currency may not garner just rewards in U.S. dollar terms. On balance, the International Fund remains underweight Japan but continues to emphasize Japanese exporters, where we see favorable long-term fundamentals and attractive valuations. This past quarter we purchased Shimano, a global leader in high-quality bicycle components with 88% of sales generated outside of Japan. In our opinion, Shimano is well placed to benefit from an expanding market for healthy leisure activities. We also purchased Orix, a diversified financial services company with growth opportunities in emerging Asia credit, renewable power project finance, and asset management.

Asia Pacific and Emerging Markets

China’s economy decelerated noticeably this past summer, but the outlook has improved with the easing of the crisis in Europe and the selection of a new President last November. The new Chinese leadership is likely to continue pushing the economy towards consumption and away from infrastructure construction at the same time they target energy efficiency. China has generally followed the newly industrialized Asian development model characterized by manufacturing of export goods, sound macroeconomic policy, and investment in education. South Korea, one of the Asian Tigers that pioneered this model, is still officially an Emerging Market, but its Gross Domestic Product (GDP) per capita is almost four times that of China. During the last six months, South Korea stood out in electing its first female president, who is likely to follow her predecessors’ efforts to help the economy transition from imitation to innovation.

In our view, domestic consumption in Emerging Markets is likely to be a sustainable secular trend. Rising income in many developing countries should enable more spending on higher-calorie diets, personal and household care products, and durable goods like cars. With rising wealth and discretionary spending, the demand for financial services such as consumer credit are likely to expand in many of these markets from low current levels of penetration. In Asia Pacific and the Emerging Markets, the Fund’s holdings focus on consumer and financial segments of the market. We purchased Bank Rakyat, one of the largest Indonesian banks. Microfinance, consumer credit, and small and medium enterprises account for about 75% of the company’s outstanding loans and have tended to be high margin businesses with robust expansion potential in Indonesia.

BOSTON COMMON INTERNATIONAL FUND

Management’s Discussion of Fund Performance for the period ending March 31, 2013

Over the past six months ending March 31, 2013, the International Fund returned 10.21%.

The MSCI EAFE Index returned 12.0% over the same timeframe. During this period, currency detracted almost 6% from U.S. investors’ returns.

On a relative basis, the International Fund was hurt by its stock selection in the Consumer Discretionary sector, driven by an underweight of the strong auto and luxury stocks. The Consumer Staples sector and the Asia-Pacific region also hurt relative returns with weakness at Singaporean Palm Oil producer Golden Agri-Resources and Chinese food and beverage manufacturer Tingyi. In the Materials sector, our holdings were pressured by weaker demand in Europe.

The International Fund benefited from its stock selection in the Industrials sector, led by Japanese farm equipment manufacturer Kubota Corp. The Healthcare sector also helped performance as Swiss pharmaceuticals companies Roche Holdings and Novartis had strong performance. In Japan, strong stock selection more than compensated for our underweight position. Japanese stocks accounted for almost half of the International Fund’s top-performing holdings.

BOSTON COMMON INTERNATIONAL FUND

COUNTRY ALLOCATION For the Period Ended March 31, 2013 (Unaudited)

Country Allocation	% of Net Assets
United Kingdom	17.9%
Japan	16.2%
Switzerland	10.9%
Germany	8.1%
France	6.7%
Netherlands	5.0%
Australia	4.7%
Singapore	3.4%
Hong Kong	2.6%
Norway	2.0%
Sweden	2.0%
Brazil	1.9%
South Africa	1.9%
Finland	1.7%
Israel	1.6%
Luxembourg	1.6%
Thailand	1.4%
Belgium	1.2%
Taiwan	1.1%
China	1.0%
Indonesia	1.0%
Republic of Korea	1.0%
Jersey	0.8%
Mexico	0.8%
Portugal	0.7%
Italy	0.4%
Cash & Equivalents	2.4%

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited)

Shares		Value
COMMON STOCKS – 96.8%

Australia – 4.7%
379,755	AMP LTD^	$2,068,940
127,335	Origin Energy^	1,772,180
123,175	Sims Metal
	Management
	LTD – ADR	1,288,410
59,235	WorleyParsons LTD^	1,531,796
		6,661,326
Belgium – 1.2%
35,375	Umicore SA^	1,663,897
		1,663,897
Brazil – 1.1%
72,805	Tim Participacoes
	SA – ADR	1,592,973
		1,592,973
China – 1.0%
569,625	Tingyi Holding
	Corporation^	1,488,779
		1,488,779
Finland – 1.7%
64,210	Sampo Group^	2,476,527
		2,476,527
France – 6.7%
27,621	Air Liquide SA^	3,359,546
155,165	AXA SA^	2,681,467
20,995	Casino Guichard
	Perrachon SA^	2,207,616
18,680	Danone SA^	1,300,670
		9,549,299
Germany – 8.1%
24,540	adidas AG^	2,550,923
30,985	Henkel AG and
	Company KGaA^	2,985,137
19,215	Henkel AG and
	Company KGaA^	1,518,770
34,360	K&S AG^	1,601,870
34,215	SAP AG – ADR	2,755,676
1,363	Vossloh AG^	136,368
		11,548,744
Hong Kong – 2.6%
169,000	Hang Seng
	Bank LTD^	2,715,387
136,400	Television
	Broadcasts LTD^	1,034,736
		3,750,123
Indonesia – 1.0%
1,540,000	PT Bank Rakyat
	Indonesia
	(Persero) Tbk^	1,391,930
		1,391,930
Israel – 1.6%
47,240	Check Point Software
	Technologies LTD*	2,219,808
		2,219,808
Italy – 0.4%
140,760	UniCredit S.p.A.^	604,206
		604,206
Japan – 16.2%
12,250	FANUC LTD^	1,886,140
70,890	Honda Motor
	Company
	LTD – ADR	2,712,251
70,920	Kao Corporation^	2,293,689
5,115	Keyence Corporation^	1,571,526
61,625	Kubota
	Corporation – ADR	4,447,476
192,200	Orix Corporation^	2,454,003
242,660	Rakuten, Inc.^	2,481,724
20,465	Shimano, Inc.^	1,675,143
27,290	SYSMEX
	Corporation^	1,662,711
42,295	TERUMO
	Corporation^	1,820,435
		23,005,098
Jersey – 0.8%
22,360	Wolseley PLC^	1,115,125
		1,115,125
Luxembourg – 1.6%
96,975	Subsea 7 SA^	2,279,076
		2,279,076
Mexico – 0.8%
141,745	Grupo Financiero
	Banorte SAB de CV	1,136,237
		1,136,237

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited) (Continued)

Shares		Value
Netherlands – 5.0%
18,463	ASML Holding
	NV – ADR	$1,255,668
11,725	Gemalto NV^	1,023,561
53,100	Koninklijke Philips
	Electronics
	NV – ADR	1,569,105
80,780	Unilever NV – ADR	3,311,980
		7,160,314
Norway – 2.0%
112,815	Statoil ASA – ADR	2,777,505
		2,777,505
Portugal – 0.7%
218,335	EDP Renovaveis SA*^	1,055,969
		1,055,969
Republic of Korea – 1.0%
7,360	Hyundai Motor
	Company^	1,487,787
		1,487,787
Singapore – 3.4%
433,500	CapitaLand LTD^	1,239,912
3,189,100	Golden Agri-
	Resources LTD^	1,492,368
742,045	Singapore
	Telecommunications
	LTD^	2,151,477
		4,883,757
South Africa – 1.9%
24,400	Naspers^	1,520,268
89,570	Standard Bank
	Group LTD^	1,153,384
		2,673,652
Sweden – 2.0%
76,415	Atlas Copco AB^	1,936,073
37,095	Investment
	AB Kinnevik^	900,508
		2,836,581
Switzerland – 10.9%
114,315	ABB LTD – ADR	2,601,810
64,295	Julius Baer
	Gruppe AG^	2,505,739
11,315	Kuehne & Nagel
	International^	1,235,346
54,546	Novartis AG – ADR	3,885,857
90,460	Roche Holding
	LTD – ADR	5,300,956
		15,529,708
Taiwan – 1.1%
86,705	Taiwan Semiconductor
	Manufacturing
	Company
	LTD – ADR	1,490,459
		1,490,459
Thailand – 1.4%
269,600	Kasikornbank PLC^	1,921,253
		1,921,253
United Kingdom – 17.9%
657,735	Barclays PLC^	2,926,450
138,380	BG Group^	2,381,260
106,650	GlaxoSmithKline
	PLC^	2,497,438
43,555	HSBC Holdings
	PLC – ADR	2,323,224
51,580	Johnson Matthey PLC^	1,809,481
89,640	Pearson PLC – ADR	1,612,624
38,175	Smith & Nephew
	PLC – ADR	2,203,843
40,393	Spirax-Sarco
	Engineering PLC^	1,652,631
92,750	SSE PLC^	2,096,748
100,475	Standard Chartered
	Bank PLC^	2,608,957
115,200	Vodafone Group
	PLC – ADR	3,272,832
		25,385,488
TOTAL COMMON STOCKS
(Cost $123,908,769)		137,685,621

PREFERRED STOCKS – 0.8%

Brazil – 0.8%
94,911	Companhia
	Energetica de Minas
	Gerais – ADR	1,124,696
		1,124,696
TOTAL PREFERRED STOCKS
(Cost $1,407,166)		1,124,696

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited) (Continued)

Shares	Value
SHORT-TERM INVESTMENT – 2.1%
2,924,634	Fidelity Money
Market Portfolio,
0.054%(1)	$2,924,634
TOTAL SHORT-TERM INVESTMENT
(Cost $2,924,634)	2,924,634
TOTAL INVESTMENTS – 99.7%
(Cost $128,240,569)	141,734,951
Other Assets in Excess
of Liabilities – 0.3%	393,773
NET ASSETS – 100.0%	$142,128,724

*	Non-Income Producing
^	See Note 2 in Notes to Financials.
(1)	Seven-day yield as of March 31, 2013
ADR  American Depositary Receipt
PLC  Public Limited Company

The Global Industry Classification Standard (GICS®) was developed by and /or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

Investment Review

For 2013, we expect U.S. economic growth to continue at 1-2% annually with modest inflation, in line with the pace of the last few years. Though seemingly anemic, the expansion has continued in spite of approximately 1% in spending cuts and associated job losses from shrinking state and local governments. Against this backdrop of durable if slow growth, we expect some fiscally-induced challenges to the economy, as Washington takes on the debt and deficit questions. It is important for the U.S. to make long-overdue structural adjustments to update tax policy and redirect spending priorities. Ideally, legislators would take decisive action soon, while the Federal Reserve is able to provide steady monetary policy support to cushion the impact on the economy.

In the last six months, several risks that were weighing on U.S. investor sentiment have resolved:  elections left Congressional and Presidential leadership largely unchanged; the Supreme Court removed uncertainty around Obamacare’s future; and the government adopted short-term measures to steer away from the fiscal cliff. Investors were relieved, and equity markets responded positively as risk aversion declined. Investor preference for stocks is increasing; inflows into U.S. equities in the first quarter of 2013 were the highest amount in any quarter since 2004.

As the S&P 500® Index moved higher over the last six months, 2013 consensus earnings expectations declined slightly. As a result, the forward multiple on 2013 earnings expanded to 14.1x from 12.5x. This price-to-earnings multiple is slightly below the S&P 500® Index’s longer-term average of 15x, and supports our positive view towards equities. Notwithstanding rising valuations, we believe equities may be a better investment option at this time.

As confidence returned to the financial markets, the Financials sector experienced a strong rally. The Boston Common U.S. Equity Fund (the “U.S. Equity Fund”) added to its holdings during the past six months including Morgan Stanley, a leading investment banking franchise that is transforming its business model from a highly capital intensive and volatile investment bank towards a firm with a predominant focus on wealth management. This evolving business model should carry higher returns on invested capital and lower overall risks.

Despite rising risk appetites, perceived “safe haven” sectors with high dividend yields continued to be the beneficiary of investor interest in equities as sectors like Health Care, Consumer Staples and Utilities have outperformed their “riskier” peers. Healthcare continued to benefit from new drug and therapy developments and an aging population. The U.S. Equity Fund initiated a position in Baxter International (“Baxter”). The company could experience a major catalyst when it reports data for its immunoglobulin product targeting

BOSTON COMMON U.S. EQUITY FUND

Alzheimer's disease in the first half of 2013. Immunoglobulin demand has been strong, driven by new indications (aside from Alzheimer’s) that should support future growth. Baxter is a strong and diversified franchise with non-U.S. sales approaching 60%. Given a solid fundamental outlook, Baxter’s valuation (trading near its long-term average P/E & EV/Sales) appears to discount near failure in Alzheimer’s as well as substantial share loss in the company’s key hemophilia market. Baxter is also researching new products for other high burden diseases such as diabetes, and working with charitable and humanitarian organizations to address product needs in developing countries and following disasters. Additionally, Baxter is a leader in energy efficiency continuing to increase its use of renewable power and is on track to meet its aggressive target to reduce energy intensity by 30% by 2015, compared to 2005.

Global monetary easing has brought yields down to low or negative territory. For now, money flows have favored higher-yielding sectors with low but stable growth such as Utilities, Telecom, REITs, and Consumer Staples, causing multiple expansions in these stock groups. The U.S. Equity Fund remains underweight due to concerns that such sectors could see poor long-term performance. During the past six months, the U.S. Equity Fund continued to trim defensive names such as WGL Holdings, Time Warner Cable, and McCormick as valuations appeared stretched.

The U.S. Equity Fund has added to positions in more economically sensitive sectors, in some cases taking advantage of price declines to add to businesses with low implied expectations and compelling business models. During the quarter the U.S. Equity Fund trimmed Statoil to purchase Apache Corp. Apache is a leading Oil and Gas exploration firm with a best in class environmental program that trades substantially below our estimate of its intrinsic value. Concerns over political instability in Egypt (27% of revenues) coupled with high spending and low returns in its U.S. portfolio (37% of revenues) have depressed its valuation. We expect increased capital discipline in the U.S. and a moderation of Middle East tensions to improve sentiment and valuation.

Corporate profits have grown significantly through the recovery. With starting valuations at record lows in 2009, subsequent stock market returns have also been significant. Now, as we enter the fifth year of the expansion, the trajectory of incremental profit growth is moderating, creating a new set of challenges. While valuations may continue to expand, a greater emphasis will need to be placed on company fundamentals to justify future gains.

BOSTON COMMON U.S. EQUITY FUND

Management’s Discussion of Fund Performance for the period ending March 31, 2013

Over the past six months ending March 31, 2013, the U.S. Equity Fund has returned 6.76%.  The S&P 500® Index returned 10.19% during the same time period.

Stock selection was the primary reason for the Fund’s relative shortfall versus its benchmark, as holdings in the Energy, Technology, and Materials sectors all were among the top detractors. In Energy, the slow pace of Brazilian offshore development hurt the shares of BG Group and National Oilwell Varco. The Fund took the opportunity to add to these holdings. Statoil, another top detractor, was trimmed for company specific reasons.

The U.S. Equity Fund benefitted from its overweight to and stock selection in the Health Care Sector. Top contributors were biotechnology firm Gilead Sciences and pharmaceutical companies Roche Holdings and Johnson & Johnson. Higher-yielding stocks, such as holdings in the Consumer Staples and Utilities sectors, were a benefit to the U.S. Equity Fund’s results.

As is often the case when markets move up strongly, the U.S. Equity Fund had strong positive returns but did not keep up with market benchmarks. The U.S. Equity Fund’s strategy favors what we believe are high-quality businesses that should outperform over the business cycle, but typically lag riskier, lower-quality companies in cyclical recoveries. In our experience, our higher-quality names typically catch up later in the recovery. The Financials sector has been particularly challenging for the U.S. Equity Fund over the last six months both because of the magnitude of the sector’s performance, as represented by Standard and Poor’s 500 Financials Index, (+18.0% since 9/30/2012) and because the majority of the gains came from companies that were, in our opinion, of lower quality.

The Technology sector’s poor performance, as represented by Standard and Poor’s 500 Information Technology Index, (-1.5% since 9/30/2012) was another notable disappointment. Apple had a disproportionately negative impact on the sector as well as on the U.S. Equity Fund’s performance. But even excluding Apple, the sector failed to perform as anticipated. The U.S. Equity Fund continues to overweight the Technology sector as we find many companies with strong fundamentals and growth prospects selling at low valuations. As Apple’s share price dropped, the U.S. Equity Fund added to its holdings. We believe Apple's smart phone and tablet ecosystem is the cornerstone of its competitive advantage and will enable Apple to deliver revenue growth and high returns on invested capital for many years.

BOSTON COMMON U.S. EQUITY FUND

SECTOR ALLOCATION For the Period Ended March 31, 2013 (Unaudited)

Sector Allocation	% of Net Assets
Information Technology	20.5%
Health Care	16.4%
Financials	14.1%
Industrials	10.4%
Consumer Discretionary	10.1%
Consumer Staples	9.5%
Energy	8.6%
Materials	4.2%
Telecommunication Services	2.7%
Utilities	1.2%
Cash & Equivalents	2.3%

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited)

Shares		Value
COMMON STOCKS – 97.7%

Consumer Discretionary – 10.1%
1,320	Home Depot, Inc.	$92,110
2,560	Lowes Companies, Inc.	97,075
800	Nike, Inc.	47,208
1,310	Nordstrom, Inc.	72,351
188	priceline.com, Inc.*	129,331
1,890	Time Warner Cable, Inc.	181,553
415	VF Corporation	69,616
2,830	Walt Disney Company	160,744
		849,988
Consumer Staples – 9.5%
825	Colgate Palmolive
	Company	97,375
780	Costco Wholesale
	Corporation	82,766
900	Kraft Foods Group, Inc.	46,377
1,185	McCormick &
	Company, Inc.	87,157
2,015	Pepsico, Inc.	159,406
3,360	Procter & Gamble
	Company	258,921
2,000	Sysco Corporation	70,340
		802,342
Energy – 8.6%
1,995	Apache Corporation	153,934
7,360	BG Group PLC – ADR	126,224
675	EOG Resources, Inc.	86,447
1,970	National Oilwell
	Varco, Inc.	139,378
3,740	Spectra Energy
	Corporation	115,005
4,145	Statoil ASA – ADR	102,050
		723,038
Financials – 14.1%
1,600	Aflac, Inc.	83,232
1,370	Aon PLC	84,255
2,430	BB&T Corporation	76,278
3,745	East West Bancorp, Inc.	96,134
2,235	First Republic Bank	86,316
1,005	Franklin Resources, Inc.	151,564
5,845	JP Morgan Chase
	& Company	277,404
2,545	Metlife, Inc.	96,761
6,005	Morgan Stanley	131,990
1,665	PNC Financial
	Services Group, Inc.	110,722
		1,194,656
Health Care – 16.4%
1,165	Baxter International, Inc.	84,626
1,190	Bristol Myers
	Squibb Company	49,016
2,285	Express Scripts
	Holding Company*	131,730
4,005	Gilead Sciences, Inc.*	195,965
2,600	Johnson & Johnson	211,978
2,965	Merck & Company, Inc.	131,142
1,825	Novartis AG – ADR	130,013
290	Novo Nordisk AS – ADR	46,835
3,230	Roche Holding
	LTD – ADR	189,278
910	Waters Corporation*	85,458
1,655	Zimmer Holdings, Inc.	124,489
		1,380,530
Industrials – 10.4%
1,360	3M Company	144,582
1,850	CH Robinson
	Worldwide, Inc.	110,001
730	Cummins, Inc.	84,541
1,090	Deere & Company	93,718
1,585	Emerson Electric
	Company	88,554
2,700	Mondelez
	International, Inc.	82,647
1,025	Parker Hannifin
	Corporation	93,870
790	W.W. Grainger, Inc.	177,734
		875,647
Information Technology – 20.5%
3,175	Altera Corporation	112,617
790	Apple, Inc.	349,678
2,325	Check Point Software
	Technologies LTD*	109,252
970	Cognizant Technology
	Solutions – Class A*	74,312
1,580	Cree, Inc.*	86,442
2,940	EMC Corporation*	70,236
316	Google, Inc.*	250,913
7,245	Microsoft Corporation	207,279

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited) (Continued)

Shares		Value
Information Technology – 20.5% (Continued)
5,470	Oracle Corporation	$176,900
2,585	Qualcomm, Inc.	173,066
730	Visa, Inc.	123,983
		1,734,678
Materials – 4.2%
1,275	AptarGroup, Inc.	73,121
990	SPDR Gold Trust
	Gold Shares*	152,906
1,200	Praxair, Inc.	133,848
		359,875
Telecommunication Services – 2.7%
2,850	AT&T, Inc.	104,567
4,210	Vodafone Group
	PLC – ADR	119,606
		224,173
Utilities – 1.2%
2,360	WGL Holdings, Inc.	104,076
		104,076
TOTAL COMMON STOCKS
(Cost $7,527,113)		8,249,003

SHORT-TERM INVESTMENT – 2.6%
215,710	Fidelity Money
	Market Portfolio,
	0.054%(1)	215,710
TOTAL SHORT-TERM INVESTMENT
(Cost $215,710)		215,710
TOTAL INVESTMENTS – 100.3%
(Cost $7,742,823)		8,464,713
Liabilities in Excess
of Other Assets – (0.3)%		(23,265)
NET ASSETS – 100.0%		$8,441,448

*	Non-Income Producing
(1)	Seven-day yield as of March 31, 2013
ADR  American Depositary Receipt
PLC  Public Limited Company

The Global Industry Classification Standard (GICS®) was developed by and /or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2013 (Unaudited)

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
ASSETS:
Investments in Securities, at Value
(Cost $128,240,569 and $7,742,823)	$141,734,951	$8,464,713
Receivables:
Due from Advisor	—	8,604
Dividends and interest	632,100	15,852
Fund shares sold	114,136	—
Prepaid Expenses and Other Assets	—	5,439
Total assets	142,481,187	8,494,608

LIABILITIES:
Payables:
Investment advisory fees, net	118,230	—
Custody fees	68,817	5,532
Administration & accounting fees	22,937	7,935
Professional fees	20,889	21,887
Printing & mailing fees	9,188	8,621
Transfer agent fees	5,146	3,727
Chief Compliance Officer fees	2,162	2,094
Fund shares redeemed	79,368	—
Other Accrued expenses	25,726	3,364
Total liabilities	352,463	53,160
NET ASSETS	$142,128,724	$8,441,448

COMPONENTS OF NET ASSETS:
Paid-in capital	$129,323,136	$7,670,246
Undistributed net investment income	317,123	21,573
Accumulated net realized
gain (loss) on investments	(1,005,990)	27,739
Net unrealized appreciation of investments	13,494,382	721,890
Net unrealized appreciation of
foreign currency and translation of other
assets and liabilities in foreign currency	73	—
Net assets	$142,128,724	$8,441,448
Net asset value (unlimited shares authorized):
Net assets	$142,128,724	$8,441,448
Shares of beneficial interest
issued and outstanding	5,474,918	308,768
Net asset value, offering and
redemption price per share	$25.96	$27.34

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2013 (Unaudited)

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends (net of withholding
tax of $105,158 and $1,855)	$1,099,376	$65,461
Interest	2,636	132
Total investment income	1,102,012	65,593

Expenses:
Investment advisory fees	497,203	22,082
Custodian fees	98,711	4,905
Administration & accounting fees	61,936	30,392
Registration fees	15,283	7,844
Professional fees	16,432	20,931
Transfer agent fees	14,102	8,688
Printing & mailing fees	4,100	5,786
Chief Compliance Officer fees	6,011	6,043
Miscellaneous expenses	4,943	4,337
Trustee fees	3,787	1,031
Insurance expenses	280	447
Total expenses	722,788	112,486
Less: expenses waived or reimbursed	(10,576)	(83,043)
Net expenses	712,212	29,443
Net investment income	389,800	36,150

REALIZED & UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments	600,785	33,694
Net change in unrealized
appreciation of investments	9,965,918	509,284
Net realized and unrealized
gain on investments	10,566,703	542,978
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$10,956,503	$579,128

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013#	2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$389,800	$747,606
Net realized gain (loss) on investments	600,785	(1,430,850)
Net change in unrealized appreciation or
(depreciation) of investments and foreign currency	9,965,918	7,914,393
Net increase in net assets resulting
from operations	10,956,503	7,231,149

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(792,077)	(118,018)
Total dividends and distributions
to shareholders	(792,077)	(118,018)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets resulting from
capital share transactions (a)	36,545,822	67,181,139

Total increase in net assets	46,710,248	74,294,270

NET ASSETS
Beginning of period/year	95,418,476	21,124,206
End of period/year	$142,128,724	$95,418,476
Undistributed net income at end of period/year	$317,123	$719,400

(a)  Summary of share transactions is as follows:

	Six Months Ended			Year Ended
	March 31, 2013			September 30, 20121
	Shares	Amount		Shares	Amount
Shares sold	1,564,790	$39,267,899		3,083,315	$69,120,524
Reinvested dividends	27,386	664,114		4,401	94,927
Shares redeemed	(137,780)	(3,386,191	)1	(89,792)	(2,034,312	)1
	1,454,396	$36,545,822		2,997,924	$67,181,139
Beginning Shares	4,020,522			1,022,598
Ending Shares	5,474,918			4,020,522

#	Unaudited.
1	Net of redemption fees of $4,295 and $104, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Period Ended
	March 31,	September 30,
	2013#	20121
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$36,150	$5,941
Net realized gain (loss) on investments	33,694	(1,346)
Net change in unrealized appreciation or
(depreciation) of investments	509,284	212,606
Net increase in net assets
resulting from operations	579,128	217,201

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(20,518)	—
From net realized gain on investments	(4,609)	—
Total dividends and
distributions to shareholders	(25,127)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets resulting
from capital share transactions (a)	4,321,189	3,349,057

Total increase in net assets	4,875,190	3,566,258

NET ASSETS
Beginning of period	3,566,258	—
End of period	$8,441,448	$3,566,258
Undistributed net investment income	$21,573	$5,941

(a)  Summary of share transactions is as follows:

	Six Months Ended		Period Ended
	March 31, 2013		September 30, 20121
	Shares	Amount	Shares	Amount
Shares sold	175,853	$4,462,627	138,460	$3,349,057
Reinvested dividends	644	16,008	—	—
Shares redeemed	(6,189)	(157,446)	—	—
	170,308	$4,321,189	138,460	$3,349,057
Beginning Shares	138,460		—
Ending Shares	308,768		138,460

#	Unaudited.
1	Fund Commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Six Months
Ended	Year Ended	Period Ended
March 31,	September 30,	September 30,
2013#	2012	20111
Net asset value, beginning of period/year	$23.73	$20.66	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income2	0.09	0.36	0.20
Net change in unrealized appreciation
or (depreciation) of investments	2.32	2.79	(4.54)
Net increase (decrease) in net assets
resulting from operations	2.41	3.15	(4.34)

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.18)	(0.08)	—
Total distributions	(0.08)	(0.08)	—
Paid-in capital from redemption fees	0.00	5	0.00	5	—
Net asset value, end of period/year	$25.96	$23.73	$20.66
Total return	10.21	%3	15.27%	(17.36	)%3

SUPPLEMENTAL DATA:
Net assets, end of period/year (000’s)	$142,129	$95,418	$21,124
Ratios to average net assets
Expenses before fees waived	1.31	%4	1.54%	3.00	%4
Expenses after fees waiver	1.29	%4	1.35%	1.35	%4
Net investment income	0.71	%4	1.58%	1.09	%4
Portfolio turnover rate	9	%3	33%	20	%3

1	Fund Commenced operations on December 29, 2010.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.
5	Less than $0.005.
#	Unaudited.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended	Period Ended
	March 31,	September 30,
	2013#	20121
Net asset value, beginning of period	$25.76	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.16	0.07
Net change in unrealized appreciation
or (depreciation) of investments	1.57	0.69
Net increase in net assets
resulting from operations	1.73	0.76

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.12)	—
Distributions from net realized gain	(0.03)	—
Total distributions	(0.15)	—
Net asset value, end of period	$27.34	$25.76
Total return3	6.76%	3.04%

SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$8,441	$3,566
Ratios to average net assets4
Expenses before fees waived	3.82%	13.94%
Expenses after fees waiver	1.00%	1.00%
Net investment income	1.23%	0.67%
Portfolio turnover rate3	4%	10%

1	Fund Commenced operations on April 30, 2012.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.
#	Unaudited.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The Boston Common International Fund and the Boston Common U.S. Equity Fund (the “Funds”) are a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively.  The Funds’ investment objective is to seek long-term capital appreciation.  The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts of companies it believes are high quality and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected FT Interactive Data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FTID provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FTID provides the confidence interval for each security for which it provides

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2013 (Unaudited) (Continued)

a price. If the FTID provided price falls within the confidence interval the Fund will value the particular security at that price. If the FTID provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described in above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2013 (Unaudited) (Continued)

measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013. See the Schedule of Investments for country and industry breakouts.

Boston Common International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stock	$47,758,695	$89,926,976	$—	$137,685,621
Preferred Stock	—	1,124,696	—	1,124,696
Short-Term
Investments	2,924,634	—	—	2,924,634
Total Investments
in Securities	$51,808,025	$89,926,926	$—	$141,734,951

Boston Common U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stock	$8,249,003	$—	$—	$8,249,003
Short-Term
Investments	215,710	—	—	215,710
Total Investments
in Securities	$8,464,713	$—	$—	$8,464,713

The Boston Common International Fund had transfers from Level 1 to Level 2 of $89,926,976 due to the use of FTID. It is the Funds’ policy to recognize transfers at the end of each reporting period.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2013 (Unaudited) (Continued)

the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes.  The Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Funds’ post-October capital losses are $1,216,648 and $0, respectively. At September 30, 2012, the Funds had capital loss carryforwards available for federal income tax purposes as follows:

Unlimited
Expiration
Boston Common International Fund
Long-Term Loss	—
Short-Term Loss	$(135,471)

Boston Common U.S. Equity
Long-Term Loss	—
Short-Term Loss	—

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2013 (Unaudited) (Continued)

to be taken in the Funds’ 2012 tax returns, or Boston Common International Fund’s open tax years (2010-2012). The Funds identify their major tax jurisdictions as U.S. Federal and State of Massachusetts; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the  nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2013 (Unaudited) (Continued)

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with  service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.
Recent Issued Accounting Pronouncements.  In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% for Boston Common International Fund and 0.75% for Boston Common U.S. Equity Fund based upon the average daily net assets of the Funds. For the period ended March 31, 2013 the Funds incurred $497,203 and $22,082 in advisory fees, respectively.

The Advisor has contractually agreed to limit the annual ratio of expenses to 1.20% for Boston Common International Fund and 1.00% for Boston Common U.S. Equity Fund of each Fund’s average daily net assets. Prior to

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2013 (Unaudited) (Continued)

January 31, 2013, the contractual limit for the Boston Common International Fund was 1.35%. The contract’s term is indefinite and may be terminated only by the Board of Trustees. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. At March 31, 2013, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $238,953 for Boston Common International Fund and $198,539 for Boston Common U.S. Equity Fund. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Boston Common International Fund

Year of Expiration	Amount
September 30, 2014	$140,647
September 30, 2015	$87,730
September 30, 2016	$10,576

Boston Common U.S. Equity Fund

Year of Expiration	Amount
September 30, 2015	$115,496
September 30, 2016	$83,043

A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Funds expenses and reviews the Funds’ expense accruals. For the six months ended March 31, 2013, Boston Common International Fund and Boston Common U.S. Equity Fund incurred $61,936 and $30,392 in administration and accounting fees. The

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2013 (Unaudited) (Continued)

officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended March 31, 2013, Boston Common International Fund and Boston Common U.S. Equity Fund were allocated $6,011 and $6,043, respectively of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2013, the cost of purchases of securities, excluding short-term securities, for Boston Common International Fund and Boston Common U.S. Equity Fund was $52,078,291 and $4,435,487, respectively.  The proceeds from sales of securities, excluding short-term securities, for Boston Common International Fund and Boston Common U.S. Equity Fund was $9,195,988 and $226,721, respectively.  There were no purchases or sales of U.S. Government obligations for the period ended March 31, 2013 for either Fund.

The cost basis of investments for federal income tax purposes at March 31, 2013 was as follows:

Boston Common International Fund
Cost of investments for tax purposes	$128,240,569
Gross tax unrealized appreciation	31,094,566
Gross tax unrealized depreciation	(17,600,184)
Net tax unrealized appreciation	$13,494,382

Boston Common U.S. Equity Fund
Cost of investments	$7,742,823
Gross tax unrealized appreciation	842,173
Gross tax unrealized depreciation	(120,283)
Net tax unrealized appreciation	$721,890

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2013 (Unaudited) (Continued)

As of September 30, 2012, components of distributable earnings on a tax basis were as follows:

Boston Common International Fund
Net tax unrealized appreciation (depreciation)	$3,275,314
Unrealized depreciation on currencies	(1,434)
Net unrealized appreciation	3,273,880
Undistributed ordinary income	719,400
Undistributed long-term capital gains	—
Total distributable earnings	719,400
Other accumulated losses	(1,352,118)
Total accumulated gains	$2,641,162

Boston Common U.S. Equity Fund
Net tax unrealized appreciation	$209,041
Undistributed ordinary income	8,160
Undistributed long-term capital gains	—
Total distributable earnings	8,160
Other accumulated losses	—
Total accumulated gains	$217,201

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2013 and the fiscal year ended September 30, 2012 were as follows:

	Six Months	Fiscal Year
	Ended 2013	Ended 2012
Boston Common International Fund
Ordinary Income	$792,077	$118,018

Boston Common U.S. Equity Fund
Ordinary Income	$25,127	$—

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2013 (Unaudited)

As a shareholder of the Boston Common International Fund and/or Boston Common U.S. Equity Fund (the “Funds”, or individually, the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/12 – 3/31/13).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently, charges a $15.00 fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, administration and accounting fees, custodian fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5%

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2013 (Unaudited) (Continued)

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Boston Common International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/12	3/31/13	10/1/12 – 3/31/13*
Actual	$1,000.00	$1,102.10	$6.76
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.50	$6.49

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 182/365 days.

Boston Common U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/12	3/31/13	10/1/12 – 3/31/13*
Actual	$1,000.00	$1,067.60	$5.15
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.95	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 182/365 days.

BOSTON COMMON FUNDS

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (877) 777-6944 and on the Funds’ website at www.bostoncommonfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent year ended June 30 is available without charge, upon request, by calling (877) 777-6944 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 30 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds make their portfolio holdings available on the Funds’ website www.bostoncommonfunds.com simultaneously with the regulatory requirements.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at (877) 777-6944 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

BOSTON COMMON FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
84 State Street, Suite 940
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)*    /s/Elaine E. Richards
Elaine E. Richards, President

Date    June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Elaine E. Richards
Elaine E. Richards, President

Date    June 7, 2013

By (Signature and Title)*    /s/Eric C. Van Andel
Eric C. Van Andel, Treasurer

Date    June 10, 2013

* Print the name and title of each signing officer under his or her signature.